Exhibit 10.17


                          VALERA PHARMACEUTICALS, INC.


                      series B convertible preferred stock


                         Stock PURCHASE Option AGREEMENT


         This Stock Purchase Option Agreement (this "Agreement") is made and entered into as of June __, 2004, by and among Pequot Scout Fund, L.P. ("Scout"), Pequot Navigator Fund, L.P. ("Navigator"), GP Strategies Corporation, a Delaware corporation ("GP Strategies"), National Patent Development Corporation, a Delaware corporation ("NPDC"), Valera Pharmaceuticals, Inc. (f/k/a Hydro Med Sciences Inc.), a Delaware corporation (the "Company"), and each of the persons and entities listed on Exhibit A hereto (collectively with Scout and Navigator, the "Stockholders").

                                    RECITALS

         The Stockholders are the holders of all of the outstanding shares of preferred stock (the "Preferred Stock") of the Company, and GP Strategies is the holder of all of the outstanding shares of common stock (the "Common Stock") of the Company.

         NPDC is currently a wholly-owned subsidiary of GP Strategies, which GP Strategies contemplates spinning off to the stockholders of GP Strategies.

         GP Strategies had an option to purchase shares of Series B-1 Convertible Preferred Stock from the Company, which GP Strategies assigned to Scout and Navigator (the "Assignment"). The Company and Scout and Navigator have agreed to amend the option to be an option to purchase shares of Series B Convertible Preferred Stock (the "Option Amendment").

         Scout and Navigator exercised such option and have today purchased from the Company (the "Initial Purchase") a total of 3,448,276 shares (the "Shares") of Series B Convertible Preferred Stock of the Company, and Scout and Navigator have agreed to grant an option to purchase a portion of the Shares to NPDC, and if NPDC does not exercise such option in full, to the Stockholders, on the terms and conditions set forth herein.

                                    AGREEMENT

         In consideration of the foregoing recitals and the mutual promises, representations, warranties and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound hereby, the parties hereto agree as follows:


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1.       OPTION TO PURCHASE.

1.1 Subject to the terms and conditions hereof, NPDC shall have the option to purchase from Scout up to 1,329,596 Shares and from Navigator 739,370 Shares (the "Option Shares") at a purchase price of (a) $0.725 per Option Share during the period commencing on the date hereof and ending on July 28, 2004,
  (b) $0.7395 per Option Share during the period commencing on July 29, 2004 and ending on August 28, 2004, (c) $0.754 per Option Share during the period commencing on August 29, 2004 and ending on September 28, 2004, and (d) $0.7685 per Option Share during the period commencing on September 29, 2004 and ending on October 28, 2004. To exercise the option, NPDC must give notice (the "NPDC Notice") to Scout and Navigator on or before October 28, 2004 stating the number of Option Shares with respect to which the option is being exercised.

1.2 Promptly after October 28, 2004, Scout and Navigator shall give notice (the "Pequot Notice") to the Stockholders stating whether the option was exercised by NPDC and, if it was, stating the number of Option Shares with respect to which the option was exercised. If NPDC did not exercise the option in full, each Stockholder shall have the option to purchase some or all of the Option Shares not purchased by NPDC (the "Remaining Shares") at a purchase price of $0.7685 per Remaining Share. Each Stockholder desiring to exercise its option to purchase some or all of the Remaining Shares must, within the 20-day period (the "Stockholder Option Period") commencing on the date the Pequot Notice is given, give written notice to Scout and Navigator of such Stockholder's election to purchase Remaining Shares, and the number of Remaining Shares that such Stockholder desires to purchase. If the total number of Remaining Shares specified in the elections of the Stockholders exceeds the number of Remaining Shares, then (unless the electing Stockholders otherwise agree in writing) each Stockholder electing to purchase will have the right to purchase that number of Remaining Shares that is obtained by multiplying the number of Remaining Shares by a fraction (A) the numerator of which will be the number of shares of Preferred Stock then held by such Stockholder and (B) the denominator of which will be the sum of the total number of shares of Preferred Stock then held by all Stockholders electing to purchase Remaining Shares.

2.       CLOSINGS, DELIVERY AND PAYMENT.

2.1 Closing. The closing of the purchase by NPDC of Option Shares pursuant to
  Section 1.1 shall take place at 9:00 a.m. on the third business day after the date the NPDC Notice is given, at 380 Lexington Ave., New York, New York, or at such other time or place as GP Strategies and Scout and Navigator may mutually agree. The closing of the purchase by the Stockholders of Remaining Shares pursuant to Section 1.2 shall take place at 9:00 a.m. on the third business day after the end of the Stockholder Option Period, at 380 Lexington Ave., New York, New York, or at such other time or place as the Stockholders and Scout and Navigator may mutually agree. Each such closing is referred to herein as a "Closing."

2.2 Delivery at Closing. At each Closing, subject to the terms and conditions hereof, Scout and Navigator will deliver to each purchaser a certificate representing the purchased Option Shares registered in the name of the purchaser, against payment by the purchaser to Scout and Navigator of the purchase price by wire transfer of immediately available funds.

3. REPRESENTATIONS AND WARRANTIES OF GP STRATEGIES, NPDC, AND THE STOCKHOLDERS.

                  Each of GP Strategies (as to Section 3.1 only), NPDC, and each Stockholder hereby represents and warrants to Scout and Navigator (as to itself only) as follows:

3.1 Requisite Power and Authority. It has all necessary power and authority to execute and deliver this Agreement and to carry out its provisions. All action on its part required for the lawful execution and delivery of this Agreement has been or will be effectively taken prior to the relevant Closing. This Agreement is its valid and binding obligation, enforceable against it in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights and (b) as limited by general principles of equity that restrict the availability of equitable remedies.

3.2 Investment Representations. It understands that none of the Option Shares or the shares of Common Stock issuable upon conversion of the Option Shares (the "Conversion Shares") has been registered under the Securities Act of 1933, as amended (the "Securities Act"). It also understands that the Option Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon its representations contained in this Agreement. It hereby represents and warrants as follows:

(a) Economic Risk. It has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. If it elects to exercise its option to purchase Option Shares, it must bear the economic risk of this investment indefinitely unless the Option Shares (or the Conversion Shares) are registered pursuant to the Securities Act, or an exemption from registration is available. It understands that the Company has no present intention of registering the Option Shares, the Conversion Shares, or any shares of its Common Stock. It also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow it to transfer all or any portion of the Option Shares or the Conversion Shares under the circumstances, in the amounts or at the times it might propose.

(b) Acquisition for Own Account. If it elects to exercise its option to purchase Option Shares, it is acquiring the Option Shares and the Conversion Shares for its own account for investment only, and not with a view towards their distribution.

(c) It Can Protect Its Interest. It represents that by reason of its, or of its management's, business or financial experience, it has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement. Further, it is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement.

(d) Accredited Investor. It represents that it is an "accredited investor" within the meaning of Regulation D under the Securities Act.

(e) Company Information. It has received and read all information it has deemed necessary or appropriate for purposes of considering its investment hereunder.

(f) Rule 144. If it elects to exercise its option to purchase Option Shares, it acknowledges and agrees that the Option Shares, and, if issued, the Conversion Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. It has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act as in effect from time to time, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring following the required holding period under Rule 144 and the number of shares being sold during any three-month period not exceeding specified limitations.

3.3 Transfer Restrictions. If it elects to exercise its option to purchase Option Shares, it acknowledges and agrees that the Option Shares and, if issued, the Conversion Shares are subject to restrictions on transfer as set forth in the Amended and Restated Investor Rights Agreement, dated May 30, 2003, among the Company and its stockholders (the "Investor Rights Agreement"), and the Amended and Restated Right of First Refusal and Co-Sale Agreement, dated May 30, 2003, among the Company and its stockholders (the "Right of First Refusal and Co-Sale Agreement").

4.       REPRESENTATIONS AND WARRANTIES OF SCOUT AND NAVIGATOR.

                  Scout and Navigator hereby represents and warrants to GP Strategies, NPDC, and the Stockholders as follows:

4.1 Requisite Power and Authority. Scout and Navigator have all necessary power and authority to execute and deliver this Agreement and to carry out its provisions. All action on its part required for the lawful execution and delivery of this Agreement has been or will be effectively taken prior to the Closing. This Agreement is the valid and binding obligation of Scout and Navigator, enforceable against it in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights and (b) as limited by general principles of equity that restrict the availability of equitable remedies.

4.2 Title. Scout and Navigator beneficially own and have the unrestricted right (other than as such right may be restricted by the Securities Act, the Amended and Restated Investor Rights Agreement, and the Amended and Restated Right of First Refusal and Co-Sale Agreement) to transfer the Option Shares pursuant to this Agreement and, upon purchase of the Option Shares pursuant to this Agreement, the purchaser will have good title to the purchased Option Shares, free and clear of all liens, security interests, pledges, stockholder agreements, voting trusts, claims, charges and other encumbrances, other than the Investor Rights Agreement and the Right of First Refusal and Co-Sale Agreement.

5.       CONSENT.

5.1 Consent. Each of the parties hereto hereby (other than NPDC) consents to the Assignment, the Option Amendment and the Initial Purchase and the transactions contemplated hereby and waives any rights it may have with respect thereto under the Investor Rights Agreement, the Right of First Refusal and Co-Sale Agreement, or otherwise.

6.       MISCELLANEOUS.

6.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of New York, without reference to principles of conflict of laws.

6.2 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by any party and the closing of the transactions contemplated hereby.

6.3 Entire Agreement. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

6.4 Severability. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

6.5 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, if not, then on the next business day,
(c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the address of the party set forth opposite its signature below or such other address as either party may request by notifying the other party in writing.

6.6 Titles and Subtitles. The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

6.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

6.8 Adjustments. The numbers of shares and purchase price set forth herein shall be equitably adjusted for stock splits, stock dividends, recapitalizations, and similar transactions.

6.9 Pronouns. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed the STOCK PURCHASE OPTION AGREEMENT as of the date set forth in the first paragraph hereof.

VALERA PHARMACEUTICALS, INC.



By:
Name: David S. Tierney
Title:   President

Address:
8 Clarke Drive
Cranbury, New Jersey
Fax: (609) 409-1650
Attn: President

PEQUOT SCOUT FUND, L.P.                    PEQUOT NAVIGATOR ONSHORE FUND, L.P.

    By: Pequot Capital Management, Inc. By: Pequot Capital Management, Inc.
                   as Investment Manager as Investment Manager


   By: ________________________________ By: ________________________________
       Name: Lawrence Cutler Name:          Lawrence Cutler
       Title: Principal                     Title: Principal

Address:                                    Address:
Pequot Capital Management, Inc.             Pequot Capital Management, Inc.
500 Nyala Farm Road                         500 Nyala Farm Road
Westport, CT  06880                         Westport, CT  06880
Attention: Amber Tencic/Aryeh Davis         Attention: Amber Tencic/Aryeh Davis

GP STRATEGIES CORPORATION                   NATIONAL PATENT DEVELOPMENT CORP.


By: _______________________________        By: ________________________________
    Name:__________________________            Name:___________________________
    Title:_________________________            Title:__________________________

Address:                                    Address:
777 Westchester Avenue                      777 Westchester Avenue
4th Floor                                   4th Floor
White Plains, NY 10604                      White Plains, NY 10604
Fax: (914) 249 9745                         Fax: (914) 249 9745

                                    SMH HYDRO MED LLC


                                    By:
                                           Name: James C. Gale
                                           Title:  Manager

                                   SMH HYDRO MED LLC


                                    By:
                                           Name: James C. Gale
                                           Title:  Manager

                                    SMH HYDRO MED II LLC


                                    By:
                                           Name: James C. Gale
                                           Title:  Manager

                                    CORPORATE OPPORTUNITIES FUND, L.P.
                                    By:  SMM Corporate Management, LLC,
                                            General Partner


                                    By:  ________________________________
                                            Name: James C. Gale
                                            Title: Manager





                                    CORPORATE OPPORTUNITIES FUND
                                            (INSTITUTIONAL), L.P.
                                    By:  SMM Corporate Management, LLC,
                                            General Partner


                                    By:  ________________________________
                                         Name: James C. Gale
                                         Title: Manager

                                     LIFE SCIENCES OPPORTUNITIES FUND, L.P.
                                     By:  SMH Life Sciences Management, LLC,
                                             General Partner


                                     By:  ________________________________
                                          Name: James C. Gale
                                          Title: Manager

                                     WHEATLEY MEDTECH PARTNERS L.P.
                                     By: Wheatley MedTech Partners LLC,
                                             General Partner


                                     By: ________________________________
                                         Name:__________________________
                                         Title:___________________________

                                     WHEATLEY PARTNERS III, L.P.
                                     By: Wheatley Partners III, LLC,
                                             General Partner


                                     By: ________________________________
                                         Name:__________________________
                                         Title:___________________________

                                     WHEATLEY ASSOCIATES III, L.P.
                                     By: Wheatley Partners III, LLC,
                                             General Partner


                                     By: ________________________________
                                         Name:__________________________
                                         Title:___________________________


                                     WHEATLEY FOREIGN PARTNERS III, L.P.
                                     By: Wheatley Partners III, LLC,
                                             General Partner


                                     By: ________________________________
                                         Name:__________________________
                                         Title:___________________________

                                     FALCON SEABOARD HOLDINGS, L.P.


                                     By:_________________________________
                                        Name:____________________________
                                        Title: _____________________________

                                      PALADIN LABS, INC.


                                     By: ________________________________
                                         Name:__________________________
                                         Title:___________________________

:                                     NJTC VENTURE FUND SBIC, L.P.


                                      By:_________________________________
                                         Name:____________________________
                                         Title: _____________________________

                                    EXHIBIT A

                                  STOCKHOLDERS



SMH Hydro Med LLC
600 Travis, Suite 3100
Houston, Texas 77002
Attention: John Malanga


SMH Hydro Med II LLC
600 Travis, Suite 3100
Houston, Texas 77002
Attention: John Malanga


Corporate Opportunities Fund, L.P.
Corporate Opportunities Fund (Institutional), L.P.
Life Sciences Opportunities Fund, L.P.
c/o SMM Corporate Management LLC
126 East 56 Street
New York, New York 10022
Attention: James C. Gale


Wheatley MedTech Partners L.P.
80 Cuttermill Road, Suite 311
Great Neck, New York 11021

With a copy to:

Wheatley Partners
825 Third Avenue, 32nd Floor
New York, New York 10022
Attn: David R. Dantzker, M.D./
         Lawrence Wagenburg

Wheatley Partners III, L.P.
Wheatley Associates III, L.P.
Wheatley Foreign Partners, III, L.P.
80 Cuttermill Road, Suite 311
Great Neck, New York 11021

With a copy to:

Wheatley Partners
825 Third Avenue, 32nd Floor
New York, New York 10022
Attn: David R. Dantzker, M.D./
         Barry K. Fingerhut


Paladin Labs, Inc.
6111 Royalmount Avenue
Suite 102
Montreal, Quebec H4P 2T4
Attention:  Samira Sakhia


Falcon Seaboard Holdings, L.P.
109 N. Post Oak Lane
Houston, Texas 77024


NJTC Venture Fund SBIC, L.P.
1001 Briggs Road, Suite 280
Mt. Laurel, New Jersey 08054